EXHIBIT 10.32

ENDORSEMENT NO. 1

to the

PER OCCURRENCE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2012

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

NATIONAL LIABILITY & FIRE INSURANCE COMPANY

(hereinafter called, with other participants, the “Reinsurers”)

Effective June 1, 2013, the Contract has been amended as follows:

ARTICLE 6 – RETENTION AND LIMIT, Paragraph (4), shall now read as follows:

“Reinsured’s Retention,” as respects all loss or losses arising out of Loss Occurrences commencing during the Contract Year effective June 1, 2012, shall equal $7,500,000.

“Reinsured’s Retention,” as respects all loss or losses arising out of Loss Occurrences commencing during the Contract Year effective June 1, 2013, shall equal $11,000,000.

“Reinsured’s Retention,” as respects all loss or losses arising out of Loss Occurrences commencing during the Contract Year effective June 1, 2014, shall equal the greater of the following:

i.	$7,500,000; or

ii.	15% of the Reinsured’s Policyholders’ Surplus as of December 31, 2013.

All other Terms and Conditions remain unchanged.

ARP-HCI-02-LAC-001-12	Endorsement No. 1 – BRK
DOC: May 25, 2012

Signed in                                         , on this      day of             , 2013

NATIONAL LIABILITY & FIRE INSURANCE COMPANY

BY:

TITLE:

Signed in                                         , on this      day of             , 2013

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-LAC-001-12	Endorsement No. 1 – BRK
DOC: May 25, 2012

ENDORSEMENT NO. 1

to the

PER OCCURRENCE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2012

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

CLADDAUGH CASUALTY INSURANCE COMPANY, LTD.

(hereinafter called, with other participants, the “Reinsurers”)

Effective June 1, 2013, the Contract has been amended as follows:

ARTICLE 6 – RETENTION AND LIMIT, Paragraph (4), shall now read as follows:

“Reinsured’s Retention,” as respects all loss or losses arising out of Loss Occurrences commencing during the Contract Year effective June 1, 2012, shall equal $7,500,000.

“Reinsured’s Retention,” as respects all loss or losses arising out of Loss Occurrences commencing during the Contract Year effective June 1, 2013, shall equal $11,000,000.

“Reinsured’s Retention,” as respects all loss or losses arising out of Loss Occurrences commencing during the Contract Year effective June 1, 2014, shall equal the greater of the following:

i.	$7,500,000; or

ii.	15% of the Reinsured’s Policyholders’ Surplus as of December 31, 2013.

All other Terms and Conditions remain unchanged.

ARP-HCI-02-LAC-001-12	Endorsement No. 1 – CLAD
DOC: May 25, 2012

Signed in                                         , on this      day of             , 2013

CLADDAUGH CASUALTY INSURANCE COMPANY, LTD.

BY:

TITLE:

Signed in                                         , on this      day of             , 2013

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-LAC-001-12	Endorsement No. 1 – CLAD
DOC: May 25, 2012

«CONTRACT_NO»	Endorsement No. 1 -
DOC: «Contract_Document_Date»	«reinsurer_20_code»